THE STANLEY WORKS AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Third Quarter		Year to Date
	2004	2003	2004	2003
NET SALES	$791.2	$665.6	$2,364.5	$1,950.4
COSTS AND EXPENSES
Cost of sales	503.7	438.2	1,514.7	1,289.2
Selling, general and administrative	178.5	143.5	528.5	480.3
Interest – net	8.4	7.1	25.0	21.5
Other – net	10.6	14.0	35.0	31.5
Restructuring charges and asset impairments	—	10.8	—	35.8
	701.2	613.6	2,103.2	1,858.3

EARNINGS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	90.0	52.0	261.3	92.1
Income taxes	26.1	14.6	77.5	26.4
NET EARNINGS FROM CONTINUING OPERATIONS	$63.9	$37.4	$183.8	$65.7

Earnings from discontinued operations (including gain on disposal of $142.3 million)
	(0.4)	6.8	142.2	12.1
Income taxes on discontinued operations	(0.4)	2.5	47.2	4.5

NET EARNINGS FROM DISCONTINUED OPERATIONS	—	4.3	95.0	7.6
NET EARNINGS	$63.9	$41.7	$278.8	$73.3

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.78	$0.46	$2.24	$0.77
Discontinued operations	—	0.05	1.16	0.09

Total basic earnings per share of common stock	$0.78	$0.51	$3.40	$0.86
DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.76	$0.46	$2.19	$0.77
Discontinued operations	—	0.05	1.13	0.09

Total diluted earnings per share of common stock	$0.76	$0.51	$3.32	$0.86
DIVIDENDS PER SHARE	$0.28	$0.26	$0.80	$0.77

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	82,173	81,475	81,904	84,930

Diluted	84,384	82,126	83,945	85,482

THE STANLEY WORKS AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	October 2, 2004	January 3, 2004
ASSETS
Cash and cash equivalents	$256.3	$204.4
Accounts receivable	618.6	482.4
Inventories	415.9	377.1
Other current assets	86.6	98.9
Assets held for sale	1.3	37.9
Total current assets	1,378.7	1,200.7

Property, plant and equipment	413.3	413.3
Goodwill and other intangibles	889.5	643.3
Other assets	166.8	166.5
	$2,848.3	$2,423.8

LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$252.3	$157.7
Accounts payable	290.0	240.2
Accrued expenses	390.6	326.4
Liabilities held for sale	—	29.2
Total current liabilities	932.9	753.5

Long-term debt	489.8	534.5
Other long-term liabilities	330.4	277.2
Shareowners’ equity	1,095.2	858.6
	$2,848.3	$2,423.8

THE STANLEY WORKS AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	Third Quarter		Year to Date
	2004	2003	2004	2003
OPERATING ACTIVITIES
Net earnings	$63.9	$41.7	$278.8	$73.3
Depreciation and amortization	23.2	21.0	70.3	65.5
Restructuring charges and asset impairments	—	10.8	—	35.8
Reclassify taxes paid (proceeds) from sale of
business to investing activities	10.5	—	(129.5)	—
Changes in working capital	(34.0)	23.6	(47.0)	(22.5)
Other	36.6	53.7	70.6	114.5

Net cash provided by operating activities	100.2	150.8	243.2	266.6
INVESTING AND FINANCING ACTIVITIES
Capital and software expenditures	(15.3)	(12.4)	(36.4)	(27.7)
Proceeds (taxes paid) from sale of business	(10.5)	—	129.5	—
Business acquisitions	(3.5)	(4.5)	(258.0)	(20.9)
Cash dividends on common stock	(24.2)	(21.0)	(66.6)	(65.0)
Other	(26.1)	(71.0)	40.2	(105.1)

Net cash used in investing activities and
financing activities	(79.6)	(108.9)	(191.3)	(218.7)
Increase in Cash and Cash Equivalents	20.6	41.9	51.9	47.9
Cash and Cash Equivalents, Beginning of Period	235.7	127.7	204.4	121.7

Cash and Cash Equivalents, End of Period	$256.3	$169.6	$256.3	$169.6

Free Cash Flow Computation
Operating Cash Flow	$100.2	$150.8	$243.2	$266.6
less: capital and software expenditures	(15.3)	(12.4)	(36.4)	(27.7)

Free Cash Flow from Operations (before dividends)	$84.9	$138.4	$206.8	$238.9

Free cash flow is defined as cash flow from operations less capital expenditures; the company believes this is an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners.

THE STANLEY WORKS AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Third Quarter		Year to Date
	2004	2003	2004	2003
BUSINESS SEGMENTS
Net Sales
Consumer products	$296.4	$278.5	$900.7	$791.4
Industrial tools	323.5	264.4	961.0	812.3
Security solutions	171.3	122.7	502.8	346.7

Consolidated	$791.2	$665.6	$2,364.5	$1,950.4

Operating Profit
Consumer products	$43.6	$39.3	$132.1	$98.7
Industrial tools	34.7	18.7	101.3	17.7
Security solutions	30.7	25.9	87.9	64.5

Consolidated	$109.0	$83.9	$321.3	$180.9

THE STANLEY WORKS AND SUBSIDIARIES
Consolidated Statements of Operations and Business Segment Information
Reconciliation to GAAP Earnings
Third Quarter 2004 versus 2003
(Unaudited, Millions of Dollars Except Per Share Amounts)

	2004	2003
			(a )
	Reported	Excluding Charges	Charges	Reported

Net sales	$791.2	$665.6	$—	$665.6
Cost of sales	503.7	438.2	—	438.2

Gross margin	287.5	227.4	—	227.4
	36.3%	34.2%		34.2%
Selling, general & administrative	178.5	143.1	0.4	143.5

	22.6%	21.5%		21.6%
Subtotal	109.0	84.3	(0.4)	83.9
	13.8%	12.7%		12.6%
Interest, net	8.4	7.1	—	7.1
Other, net	10.6	8.1	5.9	14.0
Restructuring charges and asset impairments	—	—	10.8	10.8

Earnings from continuing operations before income taxes	90.0	69.1	(17.1)	52.0
Income taxes	26.1	20.1	(5.5)	14.6

	29.0%	29.1%		28.1%
Net earnings from continuing operations	$63.9	$49.0	$(11.6)	$37.4
Earnings from discontinued operations	(0.4)	6.8	—	6.8
Income taxes on discontinued operations	(0.4)	2.5	—	2.5

Net earnings from discontinued operations	—	4.3	—	4.3
Net earnings	$63.9	$53.3	$(11.6)	$41.7

Average shares outstanding (diluted, in thousands)	84,384	82,126	82,126	82,126
Earnings per share (diluted)	$0.76	$0.65	$(0.14)	$0.51

BUSINESS SEGMENTS
Net sales
Consumer products	$296.4	$278.5	$—	$278.5
Industrial tools	323.5	264.4	—	264.4
Security solutions	171.3	122.7	—	122.7

Consolidated	$791.2	$665.6	$-	$665.6

Operating profit
Consumer products	$43.6	$39.3	$—	$39.3
Industrial tools	34.7	19.1	(0.4)	18.7
Security solutions	30.7	25.9	—	25.9

Consolidated	$109.0	$84.3	$(0.4)	$83.9

Interest, net	8.4	7.1	—	7.1
Other, net	10.6	8.1	5.9	14.0
Restructuring charges and asset impairments	—	—	10.8	10.8
Earnings from continuing operations before income taxes	$90.0	$69.1	$(17.1)	$52.0

(a) Includes $17.1 million of pre-tax Operation 15 restructuring costs, asset impairment charges and other exit costs. Aggregate restructuring charges of $10.8 million include the following: $7.6 million attributable to asset impairments, $2.0 million for a contract termination charge, and $1.2 million in severance and related benefits for headcount reductions pertaining to Operation 15 initiatives. The charges within SG&A and Other, net relate to the Mac Direct retail channel exit.

THE STANLEY WORKS AND SUBSIDIARIES
Consolidated Statements of Operations and Business Segment Information
Reconciliation to GAAP Earnings
Year to Date September 2004 versus 2003
(Unaudited, Millions of Dollars Except Per Share Amounts)

	2004	2003
			(a )
	Reported	Excluding Charges	Charges	Reported

Net sales	$2,364.5	$1,950.4	$—	$1,950.4
Cost of sales	1,514.7	1,282.2	7.0	1,289.2

Gross margin	849.8	668.2	(7.0)	661.2
	35.9%	34.3%		33.9%
Selling, general & administrative	528.5	450.1	30.2	480.3

	22.4%	23.1%		24.6%
Subtotal	321.3	218.1	(37.2)	180.9
	13.6%	11.2%		9.3%
Interest, net	25.0	21.5	—	21.5
Other, net	35.0	22.6	8.9	31.5
Restructuring charges and asset impairments	—	—	35.8	35.8

Earnings from continuing operations before income taxes	261.3	174.0	(81.9)	92.1
Income taxes	77.5	52.6	(26.2)	26.4

	29.7%	30.2%		28.7%
Net earnings from continuing operations	$183.8	$121.4	$(55.7)	$65.7
Earnings from discontinued operations	142.2	12.1	—	12.1
Income taxes on discontinued operations	47.2	4.5	—	4.5

Net earnings from discontinued operations	95.0	7.6	—	7.6
Net earnings	$278.8	$129.0	$(55.7)	$73.3

Average shares outstanding (diluted, in thousands)	83,945	85,482	85,482	85,482
Earnings per share (diluted)	$3.32	$1.51	$(0.65)	$0.86

BUSINESS SEGMENTS
Net sales
Consumer products	$900.7	$791.4	$—	$791.4
Industrial tools	961.0	812.3	—	812.3
Security solutions	502.8	346.7	—	346.7

Consolidated	$2,364.5	$1,950.4	$-	$1,950.4

Operating profit
Consumer products	$132.1	$102.2	$(3.5)	$98.7
Industrial tools	101.3	50.2	(32.5)	17.7
Security solutions	87.9	65.7	(1.2)	64.5

Consolidated	$321.3	$218.1	$(37.2)	$180.9

Interest, net	25.0	21.5	—	21.5
Other, net	35.0	22.6	8.9	31.5
Restructuring charges and asset impairments	—	—	35.8	35.8
Earnings from continuing operations before income taxes	$261.3	$174.0	$(81.9)	$92.1

(a) Includes $81.9 million of pre-tax Operation 15 restructuring costs, asset impairment charges, other exit costs and CEO retirement costs. Aggregate charges of
$47.9 million arising from the Mac Direct retail channel exit are classified as follows: Cost of sales — $7.0 million; SG&A — $21.9 million; Other, net — $8.9 million;
and Restructuring and asset impairment charges — $10.1 million. In addition, $7.6 million in compensation and benefit costs associated with the CEO’s announced retirement plans and $0.7 million other are classified in SG&A. Restructuring and asset impairment charges, aside from the $10.1 million for Mac Direct, are comprised of the following: asset impairments of $10.4 million, a contract termination charge of $2.0 million and $13.3 million mainly attributable to severance and related benefits for Operation 15 headcount reduction initiatives.